SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - July 29, 2004


                              IEC Electronics Corp.
             (Exact name of Registrant as Specified in its Charter)


                                    Delaware
                 (State or other jurisdiction of Incorporation)

               0-6508                              13-3458955
       (Commission File Number)         (IRS Employer Identification No.)

                    105 Norton Street, Newark, New York 14513
                    (Address of Principal Executive Offices)

                                 (315) 331-7742
              (Registrant's Telephone Number, including Area Code)


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Item 5.  Other Events

         On July 29, 2004, the company announced taking immediate action to demand delisting from the Berlin Stock Exchange. The Company's common stock is currently listed on the Berlin Stock Exchange without the Company's permission.


Item 7.  Financial Statements and Exhibits

    (c)  Exhibits

         99.1   Press Release issued by IEC Electronics Corp., dated
                July 29, 2004.



SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      IEC Electronics Corp.
                                      ---------------------
                                      (Registrant)




Date: July 29, 2004              By:  /s/ W. BARRY GILBERT
                                      ----------------------
                                      W. Barry Gilbert
                                      Chairman, Chief Executive Officer

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